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                 AIM SMALL CAP EQUITY FUND -CLASS A, B, C AND R

                       Supplement dated December 13, 2004
     to the Prospectus dated April 30, 2004, as supplemented April 30, 2004,
                May 18, 2004, July 16, 2004, September 1, 2004,
                     September 8, 2004 and October 12, 2004


Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors.

Accordingly, the last sentence on the front cover of the prospectus is deleted in its entirety and the section entitled "OTHER INFORMATION - LIMITED FUND OFFERING" beginning on page 5 of the prospectus is deleted in its entirety and replaced with the following:

FUTURE FUND CLOSURE

Due to the sometimes limited availability of common stocks of smaller companies that meet the investment criteria for the fund, the fund may periodically suspend or limit the offering of its shares. During closed periods, the fund may impose different standards for additional investments.
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                            AIM SMALL CAP EQUITY FUND

                      (SERIES PORTFOLIO OF AIM FUNDS GROUP)

                       Supplement dated December 13, 2004
                to the Statement of Additional Information dated
                  April 30, 2004, as supplemented May 18, 2004,
    July 16, 2004, September 28, 2004, October 12, 2004 and October 27, 2004

Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors.

Accordingly, the third paragraph of the Statement of Additional Information appearing under the heading "GENERAL INFORMATION ABOUT THE TRUST - FUND HISTORY" is deleted in its entirety.